CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Fund Overview

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) is a non-diversified, closed-end fund. Our investment objective is to obtain a high total return with an emphasis on current income by investing primarily in securities of companies engaged in the energy industry. The Fund’s investments include master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, U.S. and Canadian income trusts (collectively, “income trusts”), marine transportation companies, and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

As of February 28, 2011, we had total assets of $1.5 billion, net assets applicable to our common stock of $1.0 billion (net asset value per share of $29.42), and 34.6 million shares of common stock outstanding. As of February 28, 2011, we held $1.2 billion in equity investments and $198 million in debt investments.

Recent Events

On April 27, 2011 we reached a conditional agreement with institutional investors relating to a private placement of $60 million of senior unsecured notes (“Senior Notes”) and $30 million of mandatory redeemable preferred stock (“MRPS”). The table below sets forth the key terms of the Senior Notes and the MRPS:

	Amount
Security	($ in millions)	Rate	Term

Senior Notes
Series F	$30	3-month LIBOR + 145 bps	5 years
Series G	20	3.71%	5 years
Series H	10	4.38%	7 years

Total	$60

Mandatory Redeemable Preferred Stock
Series B	$30	5.13%	7 years

Net proceeds from such offerings will be used to repay borrowings under our revolving credit facility, to make new portfolio investments and for general corporate purposes. Closing of the private placements is scheduled for mid May and is subject to investor due diligence, legal documentation and other standard closing conditions.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Our Top Ten Portfolio Investments as of February 28, 2011

Listed below are our top ten portfolio investments by issuer as of February 28, 2011.

				Percent of
			Amount	Long-Term
	Holding	Sector	($ in millions)	Investments

1.	Kinder Morgan Management, LLC	MLP Affiliate	$145.5	10.3%
2.	Enbridge Energy Management, L.L.C.	MLP Affiliate	133.2	9.4
3.	Plains All American Pipeline, L.P.	MLP	72.9	5.1
4.	Enerplus Corporation	Income Trust	50.8	3.6
5.	Teekay Offshore Partners L.P.	Marine Transportation	47.8	3.4
6.	Navios Maritime Partners L.P.	Marine Transportation	42.3	3.0
7.	Crescent Point Energy Corp.	Income Trust	34.3	2.4
8.	Teekay Tankers Ltd.	Marine Transportation	31.7	2.2
9.	NAL Energy Corporation	Income Trust	31.5	2.2
10.	Williams Partners L.P.	MLP	30.9	2.2

			$620.9	43.8%

Results of Operations — For the Three Months Ended February 28, 2011

Investment Income.  Investment income totaled $10.1 million and consisted primarily of net dividends and distributions and interest income on our investments. Interest income was $4.6 million, and we received $12.3 million of cash dividends and distributions, of which $6.8 million was treated as return of capital during the period. During the quarter we received $4.7 million of paid-in-kind dividends, which is not included in investment income, but is reflected as an unrealized gain.

Operating Expenses.  Operating expenses totaled $9.7 million, including $4.2 million of investment management fees, $3.7 million of interest expense (including non-cash amortization of debt issuance costs of $0.2 million), and $0.5 million of other operating expenses. Management fees are calculated based on the average total assets under management. Preferred stock distributions for the first quarter were $1.3 million (including non-cash amortization of $0.1 million).

Net Investment Income.  Our net investment income totaled $0.4 million.

Net Realized Gains.  We had net realized gains from our investments of $29.5 million and $1.2 million from option activity.

Net Change in Unrealized Gains.  We had net unrealized gains of $85.1 million. The net unrealized gains consisted of $85.5 million of unrealized gains from investments and $0.4 million of net unrealized losses from option activity.

Net Increase in Net Assets Resulting from Operations.  We had an increase in net assets resulting from operations of $116.2 million. The composition of this increase was as follows: (a) net investment income of $0.4 million; (b) net realized gains of $30.7 million; and (c) net unrealized gains of $85.1 million, as noted above.

Distribution to Common Stockholders

We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly attributable to fees paid to other service providers) and (c) interest expense and preferred stock distributions.

Net Distributable Income (NDI)
(amounts in millions, except for per share amounts)

Three Months
Ended
February 28,
2011

Distributions and Other Income from Investments
Dividends and Distributions	$12.3
Paid-In-Kind Dividends and Distributions	4.7
Interest and Other Income(1)	4.7
Net Premiums Received from Call Options Written	3.2

Total Distributions and Other Income from Investments	24.9
Expenses
Investment Management Fee	(4.2)
Other Expenses	(0.5)

Total Management Fee and Other Expenses	(4.7)
Interest Expense	(3.5)
Preferred Stock Distributions	(1.2)

Net Distributable Income (NDI)	$15.5

Weighted Shares Outstanding	34.6
NDI per Weighted Share Outstanding	$0.45

(1)	Includes $0.1 million of commitment fees from PIPE investments, which is recorded as a reduction to the cost of the investment.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months, and

•	Realized and unrealized gains generated by the portfolio.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

On March 22, 2011, we declared our quarterly distribution of $0.48 per common share for the period December 1, 2010 through February 28, 2011 for a total quarterly distribution payment of $16.6 million. The distribution was paid on April 15, 2011 to stockholders of record on April 5, 2011.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•	GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of dividends paid-in-kind, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•	NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•	Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•	We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts, is included in NDI. For GAAP purposes, premiums received from call option contracts sold is not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•	The non-cash amortization of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI. Further, write-offs of capitalized debt issuance costs and preferred stock offering costs are excluded from our calculation of NDI, but are included in interest expense for GAAP purposes.

Liquidity and Capital Resources

Total leverage outstanding at February 28, 2011 of $409.0 million was comprised of $250.0 million in senior unsecured notes, $90.0 million in mandatory redeemable preferred stock and $69.0 million outstanding under our senior unsecured revolving credit facility (the “Credit Facility”). Total leverage represented 28% of total assets at February 28, 2011. As of April 21, 2011, we had $80.0 million borrowed under our Credit Facility.

The Credit Facility has a $80.0 million commitment maturing on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% and LIBOR plus 3.00%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

ratios. We pay a commitment fee of 0.40% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

At February 28 2011, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 447% and 349% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 410%, but at times may be above or below our target depending upon market conditions.

At February 28, 2011, we had $250.0 million of senior unsecured notes outstanding with the following maturity dates: $9.0 million matures in 2011; $28.0 million matures in 2012; $128.0 million matures in 2013 and $85.0 million matures in 2015. At February 28, 2011, we had $90.0 million of mandatory redeemable preferred stock redeemable in 2017.

As of February 28, 2011, our leverage consisted of both fixed rate (77%) and floating rate (23%) obligations. As of such date, the weighted average interest rate on our leverage was 4.68%.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 139.2%
Equity Investments(1) — 119.7%
United States — 100.2%
MLP(2)(3) — 35.0%
Alliance Holdings GP, L.P.	86	$4,763
Buckeye Partners, L.P.	83	5,366
Buckeye Partners, L.P. — Unregistered, Class B Units(4)(5)	89	4,984
Chesapeake Midstream Partners, L.P.	57	1,474
Copano Energy, L.L.C.(6)	345	12,479
Crestwood Midstream Partners LP	125	3,767
Crosstex Energy, L.P.	97	1,655
DCP Midstream Partners, LP	487	20,569
Energy Transfer Equity, L.P.(6)	299	12,007
Energy Transfer Partners, L.P.(6)	246	13,512
Enterprise Products Partners L.P.(6)	594	25,877
Exterran Partners, L.P.	444	13,183
Global Partners LP	292	7,981
Holly Energy Partners, L.P.	77	4,580
Inergy, L.P.(6)	386	15,994
Magellan Midstream Partners, L.P.(6)	22	1,320
MarkWest Energy Partners, L.P.(6)	588	26,379
Martin Midstream Partners L.P.	227	8,980
ONEOK Partners, L.P.(6)	30	2,510
PAA Natural Gas Storage, L.P. — Unregistered(4)	234	5,307
Penn Virginia GP Holdings, L.P.	571	15,192
Penn Virginia Resource Partners, L.P.	41	1,183
Plains All American Pipeline, L.P.(7)	1,113	72,883
Regency Energy Partners LP	611	16,954
Targa Resources Partners LP	265	9,087
Teekay LNG Partners L.P.	208	7,929
TransMontaigne Partners L.P.	33	1,320
Western Gas Partners, LP	223	8,097
Williams Partners L.P.	596	30,920

		356,252

MLP Affiliates — 27.4%
Enbridge Energy Management, L.L.C.(5)	1,992	133,189
Kinder Morgan Management, LLC(5)	2,217	145,484

		278,673

Marine Transportation — 22.6%
Baltic Trading Limited	211	1,997
Capital Product Partners L.P.	2,449	23,807
Costamare Inc.	476	7,985
Crude Carriers Corp.	288	4,389
DHT Holdings, Inc.	1,701	7,909
Frontline Ltd.(6)	175	4,723
Genco Shipping & Trading Limited(8)	150	1,821

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Marine Transportation (continued)
Knightsbridge Tankers Limited(6)	1,028	$25,079
Navios Maritime Holdings Inc.(6)	159	899
Navios Maritime Partners L.P.	2,129	42,278
Overseas Shipholding Group, Inc.(6)	134	4,529
Safe Bulkers, Inc.	1,600	14,637
Seaspan Corporation — 9.5% Series C Cumulative Redeemable Perpetual Preferred Shares(9)	400	10,612
Teekay Offshore Partners L.P.	1,660	47,765
Teekay Tankers Ltd.	2,961	31,655

		230,085

Midstream & Other — 9.6%
CenterPoint Energy, Inc.	435	6,892
Kinder Morgan, Inc.	938	28,606
NiSource Inc.	264	5,062
ONEOK, Inc.(6)	441	28,503
Questar Corporation	87	1,555
Sempra Energy(6)	125	6,654
The Southern Company	100	3,811
Spectra Energy Corp	165	4,414
Targa Resources Corp.	79	2,595
The Williams Companies, Inc.(6)	339	10,277

		98,369

Coal — 4.2%
Alpha Natural Resources, Inc.(6)(8)	319	17,301
Arch Coal, Inc.(6)	76	2,548
CONSOL Energy Inc.(6)	139	7,033
Massey Energy Company(6)	62	3,895
Patriot Coal Corporation(6)	100	2,360
Peabody Energy Corporation(6)	80	5,246
Teck Resources Limited(6)	75	4,157

		42,540

Income Trust — 1.4%
Permian Basin Royalty Trust	646	14,101

Total United States (Cost — $670,975)		1,020,020

Canada — 19.5%
Income Trust — 19.5%
Bonavista Energy Corporation	804	25,373
Bonterra Energy Corp.	37	2,333
Crescent Point Energy Corp.	710	34,320
Enerplus Corporation(6)	1,556	50,818
Keyera Corp.	106	4,122
Macquarie Power and Infrastructure Corporation	125	1,048
NAL Energy Corporation	2,107	31,493

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Income Trust (continued)
Northland Power Inc.	205	$3,374
Penn West Petroleum Ltd	122	3,530
Provident Energy Ltd.	188	1,590
Vermilion Energy Inc.	215	11,271
Veresen Inc.	200	2,680
Westshore Terminals Investment Corporation	553	12,264
Zargon Oil & Gas Ltd.	597	14,611

Total Canada (Cost — $153,105)		198,827

Total Equity Investments (Cost — $824,080)		1,218,847

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Debt Investments — 19.5%
United States — 18.7%
Upstream — 8.9%
Antero Resources LLC	9.375%	12/1/17	$18,500	$19,980
Carrizo Oil & Gas, Inc.	8.625	10/15/18	17,200	18,275
Chaparral Energy, Inc.	8.250	9/1/21	3,250	3,307
Comstock Resources, Inc.	7.750	4/1/19	3,000	3,015
Hilcorp Energy Company	7.625	4/15/21	5,000	5,275
Oasis Petroleum Inc.	7.250	2/1/19	4,000	4,060
Penn Virginia Corporation	10.375	6/15/16	6,340	7,117
Petroleum Development Corporation	12.000	2/15/18	6,080	6,870
Rosetta Resources Inc.	9.500	4/15/18	13,500	14,951
Southern Pacific Resource Corp.	(10)	1/15/16	8,000	8,160

				91,010

Marine Transportation — 3.6%
Genco Shipping & Trading Limited(11)	5.000	8/15/15	4,000	3,965
Navios Maritime Acquisition Corporation	8.625	11/1/17	10,350	10,790
Navios Maritime Holdings Inc.	8.125	2/15/19	10,000	10,000
Overseas Shipholding Group, Inc.	7.500	2/15/24	13,497	11,810

				36,565

Coal — 3.4%
Foresight Energy LLC	9.625	8/15/17	21,000	22,575
Patriot Coal Corporation	8.250	4/30/18	10,736	11,487

				34,062

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

Midstream — 2.2%
Crestwood Holdings Partners, LLC	(12)	10/1/16	$17,223	$17,826
El Paso Corporation	7.750%	1/15/32	4,035	4,272

				22,098

Other — 0.6%
Basic Energy Services, Inc.	7.750	2/15/19	1,750	1,816
Holly Corporation	9.875	6/15/17	4,115	4,578

				6,394

Total United States (Cost — $181,244)				190,129

Canada — 0.8%
Upstream — 0.8%
Paramount Resources Ltd. (Cost — $7,306)	8.250	12/13/17	(13)	8,029

Total Debt Investments (Cost — $188,550)				198,158

Total Long-Term Investments (Cost — $1,012,630)				1,417,005

Short-Term Investment — 1.6%
Repurchase Agreement — 1.6%
J.P. Morgan Securities Inc. (Agreement dated 2/28/11 to be repurchased at $16,822), collateralized by $17,158 in U.S. Treasury securities (Cost — $16,822)	0.050%	3/1/11		16,822

Total Investments — 140.8% (Cost — $1,029,452)				1,433,827

			No. of
			Contracts	Value

Liabilities
Call Option Contracts Written(8)
Coal
Alpha Natural Resources, Inc., call option expiring 3/18/11 @ $57.50			1,100	(88)
Arch Coal, Inc., call option expiring 3/18/11 @ $33.00			200	(28)
Arch Coal, Inc., call option expiring 3/18/11 @ $34.00			200	(17)
CONSOL Energy Inc., call option expiring 3/18/11 @ $47.00			300	(122)
CONSOL Energy Inc., call option expiring 3/18/11 @ $50.00			700	(150)
Massey Energy Company, call option expiring 3/18/11 @ $65.00			600	(60)
Patriot Coal Corporation, call option expiring 3/18/11 @ $24.00			250	(25)
Patriot Coal Corporation, call option expiring 3/18/11 @ $25.00			250	(16)
Peabody Energy Corporation, call option expiring 3/18/11 @ $65.00			250	(50)
Teck Resources Limited, call option expiring 3/18/11 @ $55.00			200	(41)
Teck Resources Limited, call option expiring 3/18/11 @ $60.00			150	(6)
Teck Resources Limited, call option expiring 3/18/11 @ $65.00			22	(1)

				(604)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Contracts	Value

Marine Transportation
Frontline Ltd., call option expiring 3/18/11 @ $28.00	$800	$(35)
Knightsbridge Tankers Limited, call option expiring 3/18/11 @ $25.00	622	(28)
Navios Maritime Holdings Inc., call option expiring 3/18/11 @ $5.00	1,000	(65)
Overseas Shipholding Group Inc., call option expiring 3/18/11 @ $35.00	600	(36)

		(164)

MLP
Copano Energy, L.L.C., call option expiring 3/18/11 @ $35.00	294	(34)
Energy Transfer Equity, L.P., call option expiring 3/18/11 @ $40.00	800	(60)
Energy Transfer Partners, L.P. , call option expiring 3/18/11 @ $55.00	800	(52)
Enterprise Products Partners L.P., call option expiring 3/18/11 @ $43.00	975	(93)
Inergy, L.P., call option expiring 3/18/11 @ $40.00	260	(43)
Magellan Midstream Partners, L.P., call option expiring 3/18/11 @ $57.50	100	(26)
MarkWest Energy Partners, L.P., call option expiring 3/18/11 @ $43.00	700	(159)
ONEOK Partners, L.P., call option expiring 3/18/11 @ $80.00	75	(26)

		(493)

Midstream & Other
ONEOK, Inc., call option expiring 3/18/11 @ $60.00	600	(285)
Sempra Energy, call option expiring 3/18/11 @ $52.50	500	(59)
The Williams Companies, Inc., call option expiring 3/18/11 @ $30.00	250	(21)
The Williams Companies, Inc., call option expiring 3/18/11 @ $31.00	400	(13)

		(378)

Total United States (Premium Received — $1,375)		(1,639)

Canada
Income Trust
Enerplus Corporation, call option expiring 3/18/11 @ $31.00	1,000	(120)
Enerplus Corporation, call option expiring 3/18/11 @ $32.00	1,000	(70)

Total Canada (Premium Received — $112)		(190)

Total Call Option Contracts Written (Premium Received — $1,487)		(1,829)

Revolving Credit Facility		(69,000)
Senior Notes		(250,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(90,000)
Other Liabilities		(21,755)

Total Liabilities		(432,584)
Other Assets		17,007

Total Liabilities in Excess of Other Assets		(415,577)

Net Assets Applicable To Common Stockholders		$1,018,250

(1)	Unless otherwise noted, equity investments are common units/common shares.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

(2)	Securities are treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had less than 25% of its total assets invested in publicly-traded partnerships at February 28, 2011. It is the Fund’s intention to be treated as a RIC for tax purposes.

(3)	Includes limited liability companies.

(4)	Fair valued security, restricted from public sale. See Note 2, 3 and 7 in Notes to Financial Statements.

(5)	Distributions are paid-in-kind.

(6)	Security or a portion thereof is segregated as collateral on option contracts written.

(7)	The Fund believes that it is an affiliate of Plains All American Pipeline, L.P. See Note 6 — Agreements and Affiliations.

(8)	Security is non-income producing.

(9)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(10)	Floating rate second lien senior secured term loan. Security pays interest at a rate of LIBOR + 850 basis points, with a 2% LIBOR floor (10.50% as of February 28, 2011).

(11)	Security is convertible into common shares of the issuer.

(12)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 850 basis points, with a 2% LIBOR floor (10.50% as of February 28, 2011).

(13)	Principal amount is 7,500 Canadian dollars.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2011
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $986,324)	$1,344,172
Affiliated (Cost — $26,306)	72,833
Repurchase agreement (Cost — $16,822)	16,822

Total investments (Cost — $1,029,452)	1,433,827
Deposits with brokers	1,004
Receivable for securities sold (Cost — $7,838)	7,848
Interest, dividends and distributions receivable (Cost — $4,710)	4,718
Deferred debt issuance and preferred stock offering costs and other assets	3,437

Total Assets	1,450,834

LIABILITIES
Revolving credit facility	69,000
Payable for securities purchased (Cost — $16,309)	16,315
Investment management fee payable	2,761
Call option contracts written (Premiums received — $1,487)	1,829
Accrued directors’ fees and expenses	44
Accrued expenses and other liabilities	2,635
Senior unsecured notes	250,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (3,600,000 shares issued and outstanding)	90,000

Total Liabilities	432,584

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,018,250

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (34,616,582 shares issued and outstanding and 196,379,000 shares authorized)	$35
Paid-in capital in excess of taxable income	654,744
Accumulated net investment income less distributions not treated as tax return of capital	(36,783)
Accumulated net realized losses less distributions not treated as tax return of capital	(3,791)
Net unrealized gains	404,045

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,018,250

NET ASSET VALUE PER COMMON SHARE	$29.42

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED FEBRUARY 28, 2011
(amounts in 000’s)
(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$11,222
Affiliated investments	1,066

Total dividends and distributions (after foreign taxes withheld of $504)	12,288
Return of capital	(6,846)

Net dividends and distributions	5,442
Interest (after foreign taxes withheld of $13)	4,633

Total investment income	10,075

Expenses
Investment management fees	4,165
Administration fees	190
Professional fees	109
Reports to stockholders	65
Custodian fees	46
Directors’ fees and expenses	44
Insurance	24
Other expenses	84

Total expenses — before interest expense and preferred distributions	4,727
Interest expense and amortization of debt issuance costs	3,699
Distributions on mandatory redeemable preferred stock and amortization of offering costs	1,284

Total expenses	9,710

Net Investment Income	365

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	29,692
Investments — affiliated	—
Foreign currency transactions	(200)
Options	1,231

Net Realized Gains	30,723

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	80,111
Investments — affiliated	5,378
Foreign currency translations	26
Options	(398)

Net Change in Unrealized Gains	85,117

Net Realized and Unrealized Gains	115,840

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$116,205

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Three
	Months Ended		For the Fiscal
	February 28, 2011		Year Ended
	(Unaudited)		November 30, 2010

OPERATIONS
Net investment income(1)	$365		$5,316
Net realized gains	30,723		81,962
Net change in unrealized gains	85,117		199,763

Net Increase in Net Assets Resulting from Operations	116,205		287,041

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS
Dividends	(16,556	)(2)	(65,449	)(3)
Distributions — return of capital	—	(2)	—	(3)

Dividends and Distributions	(16,556)		(65,449)

CAPITAL STOCK TRANSACTIONS
Issuance of 124,400 and 675,173 newly issued shares of common stock from reinvestment of distributions	3,537		15,794

Total Increase in Net Assets	103,186		237,386

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of period	915,064		677,678

End of period	$1,018,250		$915,064

(1)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies. The Fund estimates that the distribution in the amount of $1,233 paid to mandatory redeemable preferred stockholders during the three months ended February 28, 2011 will be a dividend (ordinary income). This estimate is based solely on the Fund’s operating results during the period and does not reflect the expected result during the fiscal year. The actual characterization of the mandatory redeemable preferred stock distributions made during the period will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $3,672 paid to mandatory redeemable preferred stockholders for the fiscal year ended November 30, 2010 were characterized as dividend income for stockholders. This characterization is based on the Fund’s earnings and profits.

(2)	This is an estimate of the characterization of the distributions paid to common stockholders for the three months ended February 28, 2011 as either a dividend (ordinary income) or distribution (return of capital). This estimate is based solely on the Fund’s operating results during the period and does not reflect the expected result during the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

(3)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to common stockholders for the fiscal year ended November 30, 2010 as either dividends (ordinary income) or distributions (long-term capital gains or return of capital). This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED FEBRUARY 28, 2011
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$116,205
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	6,846
Net realized gains from investments and options	(30,923)
Unrealized gains (excluding impact on cash of $9 of foreign currency translations)	(85,091)
Amortization of bond premium	35
Purchase of long-term investments	(383,275)
Proceeds from sale of long-term investments	368,016
Proceeds from sale of short-term investments, net	11,219
Increase in deposits with brokers	(960)
Decrease in receivable for securities sold	5,630
Decrease in interest, dividends and distributions receivable	2,668
Amortization of deferred debt issuance costs	181
Amortization of mandatory redeemable preferred stock offering costs	51
Decrease in other assets, net	3
Increase in payable for securities purchased	1,166
Increase in investment management fee payable	153
Increase in option contracts written, net	908
Increase in accrued directors’ fees and expenses	3
Decrease in accrued expenses and other liabilities	(3,159)

Net Cash Provided by Operating Activities	9,676

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from revolving credit facility	2,000
Cash distributions paid to common stockholders	(13,019)

Net Cash Used in Financing Activities	(11,019)

NET DECREASE IN CASH	(1,343)
CASH — BEGINNING OF PERIOD	1,343

CASH — END OF PERIOD	$—

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $3,537 pursuant to the Fund’s dividend reinvestment plan. During the three months ended February 28, 2011, there were no state income taxes paid and interest paid was $6,627.

During the three months ended February 28, 2011, the Fund received $4,632 of paid-in-kind dividends. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

									For the Period
	For the Three Months Ended		For the Fiscal Year Ended						June 28, 2005(1)
	February 28, 2011		November 30,						through
	(Unaudited)		2010	2009	2008		2007	2006	November 30, 2005

Per Share of Common Stock(2)
Net asset value, beginning of period	$26.53		$20.04	$13.43	$29.01		$25.44	$24.13	$23.84	(3)
Net investment income(4)	0.01		0.16	0.31	0.88		1.09	1.17	0.23
Net realized and unrealized gains (losses)	3.36		8.24	8.26	(14.09)		4.82	2.34	0.33

Total income (loss) from operations	3.37		8.40	8.57	(13.21)		5.91	3.51	0.56

Auction rate preferred dividends(4)(5)	—		—	—	(0.34)		(0.23)	(0.44)	—
Auction rate preferred dividends — short-term capital gains(5)	—		—	—	—		(0.14)	—	—
Auction rate preferred distributions — long-term capital gains(5)	—		—	—	—		(0.13)	—	—

Total dividends and distributions — auction rate preferred	—		—	—	(0.34)		(0.50)	(0.44)	—

Common dividends(5)	(0.48)		(1.92)	(0.62)	(0.38)		(0.83)	(0.86)	(0.23)
Common dividends — short-term capital gains(5)	—		—	—	—		(0.53)	(0.81)	(0.04)
Common distributions — long-term capital gains(5)	—		—	—	—		(0.48)	—	—
Common distributions — return of capital(5)	—		—	(1.34)	(1.68)		—	(0.03)	—

Total dividends and distributions — common	(0.48)		(1.92)	(1.96)	(2.06)		(1.84)	(1.70)	(0.27)

Effect of common stock repurchased	—		—	—	—		—	0.05	—
Underwriting discounts and offering costs on the issuance of common and preferred stock	—		—	—	—		—	(0.11)	—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—		—	—	0.03		—	—	—
Effect of shares issued in reinvestment of dividends	—		0.01	—	—		—	—	—

Total capital stock transactions	—		0.01	—	0.03		—	(0.06)	—

Net asset value, end of period	$29.42		$26.53	$20.04	$13.43		$29.01	$25.44	$24.13

Market value per share of common stock, end of period	$30.15		$28.34	$22.28	$10.53		$25.79	$25.00	$21.10

Total investment return based on common stock market value(6)	8.2	%(7)	37.9%	139.9%	(55.2)%		10.2%	27.2%	(14.6	)%(7)
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$1,018,250		$915,064	$677,678	$437,946		$934,434	$806,063	$776,963
Ratio of expenses to average net assets
Management fees	1.8%		1.7%	1.7%	1.6%		1.7%	1.7%	1.3%
Other expenses	0.2		0.3	0.3	0.3		0.3	0.3	0.4

Subtotal	2.0		2.0	2.0	1.9		2.0	2.0	1.7
Interest expense and distributions on mandatory redeemable preferred stock	2.2		2.3	2.6	0.7		0.2	0.1	—
Management fee waivers	—		—	—	—		(0.1)	(0.3)	(0.2)

Total expenses	4.2%		4.3%	4.6%	2.6%		2.1%	1.8%	1.5%

Ratio of net investment income to average net assets	0.0%		0.7%	2.0%	3.1%		3.8%	4.6%	2.3%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	12.3	%(7)	37.2%	55.8%	(47.7)%		19.1%	12.3%	2.4	%(7)
Portfolio turnover rate	27.3	%(7)	62.0%	88.8%	65.0%		52.1%	63.8%	23.2	%(7)
Average net assets	$944,086		$771,297	$512,647	$915,456		$906,692	$802,434	$759,550
Senior Unsecured Notes outstanding, end of period	250,000		250,000	165,000	225,000		—	—	—
Revolving credit facility outstanding, end of period	69,000		67,000	47,000	—		41,000	—	40,000
Auction rate preferred stock, end of period	—		—	—	—		300,000	300,000	—
Mandatory redeemable preferred stock, end of period	90,000		90,000	—	—		—	—	—
Average shares of common stock outstanding	34,555,764		34,177,249	33,272,958	32,258,146		32,036,996	31,809,344	32,204,000
Asset coverage of total debt(9)	447.4%		417.1%	419.7%	294.6	%(10)	—	—	—
Asset coverage of total leverage (debt and preferred stock)(11)	349.0%		324.8%	419.7%	294.6	%(10)	374.0%	368.7%	—
Average amount of borrowings per share of common stock during the period	$8.69		$7.71	$5.18	$3.53		$0.53	$0.08	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.04 per share.

(4)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 2 — Significant Accounting Policies.

(5)	The information presented for the three months ended February 28, 2011 is an estimate of the characterization of the distribution paid and is based on the Fund’s operating results during the period. The information presented for each of the other periods is a characterization of the total distributions paid to the preferred stockholders and common stockholders as either a dividend (ordinary income) or a distribution (return of capital) and is based on the Fund’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of senior notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

(10)	At November 30, 2008, the Fund’s asset coverage ratio on total debt pursuant to the 1940 Act was less than 300%. However, on December 2, 2008, the Fund entered into an agreement to repurchase $60,000 of its senior unsecured notes, which closed on December 5, 2008. Upon the closing of the repurchase of the senior unsecured notes, the Fund was in compliance with the 1940 Act and with its covenants under the senior unsecured notes agreements.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of senior notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these asset coverage ratio tests, the revolving credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

1.	Organization

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005 and commenced operations on June 28, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund seeks to achieve this objective by investing primarily in securities of companies engaged in the energy industry, principally including publicly-traded, energy-related master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy-related U.S. and Canadian income trusts (collectively, “income trusts”) and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, MLP affiliates and income trusts, “Energy Companies”). The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE.”

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts and repurchase agreements.

C. Calculation of Net Asset Value — The Fund determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Fund calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any borrowings) and the liquidation value of any outstanding preferred stock by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Fund may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Fund may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by KA Fund Advisors, LLC (“KAFA” or the “Adviser”) investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of KAFA. Such valuations generally are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a quarterly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each quarter to consider new valuations presented by KAFA, if any, which were made in accordance with the valuation procedures in such quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of KAFA, the Board of Directors, or the Valuation Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly-traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, KAFA may determine an applicable discount in accordance with a methodology approved by the Valuation Committee.

As of February 28, 2011, the Fund held 1.0% of its net assets applicable to common stockholders (0.7% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at February 28, 2011 was $10,291. See Note 7 — Restricted Securities.

E. Repurchase Agreements — The Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with which the Fund enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

F. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

All short sales are fully collateralized. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At February 28, 2011, the Fund had no open short sales.

G. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts.  The Fund may use interest rate swap contracts to hedge against increasing interest expense on its leverage resulting from increases in short term interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. At February 28, 2011, the Fund had no interest rate swap contracts outstanding.

Option contracts.  The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Fund would ordinarily realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

H. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

I. Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs and income trusts generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and income trust and other industry sources. These estimates may subsequently be revised based on information received from MLPs and income trusts after their tax reporting periods are concluded.

The following table sets forth the Fund’s estimated total return of capital portion of the distributions received from its investments. The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases Net Realized Gains and Net Change in Unrealized Gains.

Three Months
Ended
February 28,
2011

Return of capital portion of distributions received	56%
Return of capital — attributable to Net Realized Gains	$1,092
Return of capital — attributable to Net Change in Unrealized Gains	5,754

Total return of capital	$6,846

J. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the three months ended February 28, 2011, the Fund did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the Fund’s debt securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund receives paid-in-kind dividends in the form of additional units from its investments in Enbridge Energy Management, L.L.C., Kinder Morgan Management, LLC and Buckeye Partners, L.P. (Class B Units). In connection with the purchase of units directly from PAA Natural Gas Storage, L.P. (“PNG”) in a PIPE transaction, the Fund was entitled to the distribution paid to unitholders of record on February 4, 2011, even though such investment had not closed at such date. Pursuant to the purchase agreement, the purchase price for the PNG units was reduced by the amount of such dividend, which had the effect of paying such distribution in additional units. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains. During the three months ended February 28, 2011, the Fund received the following stock dividends.

Three Months
Ended
February 28,
2011

Enbridge Energy Management, L.L.C.	$2,012
Kinder Morgan Management, LLC	2,452
Buckeye Partners, L.P. (Class B Units)	87
PAA Natural Gas Storage, L.P.	81

Total stock dividends	$4,632

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification, the Fund includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

L. Partnership Accounting Policy — The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

M. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax. See Note 4 — Taxes.

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. Interest income on Canadian corporate obligations may be subject to a 10% withholding tax unless an exemption is met. The most common exemption available is for corporate bonds that have a tenor of at least 5 years, provided that not more than 25% of the principal is repayable in the first five years and provided that the borrower

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

and lender are not “associated.” Further, interest is exempt if derived from debt obligations guaranteed by the Canadian government.

The Accounting for Uncertainty in Income Taxes Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the three months ended February 28, 2011, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

N. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

O. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Fair Value

As required by the Fair Value Measurement and Disclosures of the FASB Accounting Standards Codification, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment. For instance, the Fund’s repurchase agreements, which are collateralized by U.S. Treasury securities, are generally high quality and liquid; however, the Fund reflects these repurchase agreements as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at February 28, 2011. The Fund presents these assets by security type and description on its Schedule of Investments.

		Quoted Prices in	Prices with Other	Unobservable
		Active Markets	Observable Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)

Assets at Fair Value
Equity investments	$1,218,847	$1,208,556	$—	$10,291
Debt investments	198,158	—	198,158	—
Repurchase agreement	16,822	—	16,822	—

Total assets at fair value	$1,433,827	$1,208,556	$214,980	$10,291

Liabilities at Fair Value
Call option contracts written	$1,829	$—	$1,829	$—

For the three months ended February 28, 2011, there were no transfers between Level 1 and Level 2.

In January 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 amends FASB Accounting Standards Codification Topic, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required are effective for the Fund’s fiscal year beginning December 1, 2011 and for interim periods within that fiscal year. Such disclosures will present separately the Level 3 purchases, sales, issuances and settlements on a gross basis instead of one net amount. Management will continue to evaluate the impact of ASU No. 2010-06 for the required disclosures.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended February 28, 2011.

Long-Term
Assets at Fair Value Using Unobservable Inputs (Level 3)	Investments

Balance — November 30, 2010	$—
Transfers in/out of Level 3	(5,000)
Realized gain (losses)	—
Unrealized gains, net	341
Purchases, issuances or settlements	14,950

Balance — February 28, 2011	$10,291

The $341 of net unrealized gains presented in the table above for the three months ended February 28, 2011 relate to investments that were still held at February 28, 2011, and the Fund presents these unrealized gains (losses) on the Statement of Operations — Net Change in Unrealized Gains (Losses).

The purchases, issuances or settlements of $14,950 for the three months ended February 28, 2011 relate to the Fund’s investments in Buckeye Partners, L.P. (Class B Units), Buckeye Partners, L.P. (Common Units) and PAA Natural Gas Storage, L.P. The Fund’s investment in the common units of Buckeye Partners, L.P., which is noted as a transfer out of Level 3 in the table above, became registered effective February 15, 2011.

4.	Taxes

Income and capital gain distributions made by RICs often differ from the aggregate GAAP basis net investment income/(loss) and any net realized gains/(losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs, income trusts and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes due to wash sales, disallowed partnership losses from MLPs and foreign currency transactions. As of February 28, 2011, the principal temporary differences were (a) realized losses that were recognized for book purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s MLP investments and (c) other basis adjustments in the Fund’s MLPs and other investments. For purposes of characterizing the nature of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in MLPs.

For the fiscal year ended November 30, 2010, the tax character of the total $65,449 distributions paid to common stockholders and the tax character of the total $3,672 distributions paid to mandatory redeemable preferred stockholders was all ordinary income.

At February 28, 2011, the cost basis of investments for federal income tax purposes was $1,053,622, and the net cash received on option contracts written was $1,487. At February 28, 2011, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$394,763
Gross unrealized depreciation of investments (including options)	(14,900)

Net unrealized appreciation of investments before foreign currency related translations	379,863
Unrealized appreciation on foreign currency related translations	13

Net unrealized appreciation of investments	$379,876

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

5.	Concentration of Risk

The Fund’s investment objective is to obtain a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Fund intends to invest at least 80% of total assets in securities of Energy Companies. The Fund invests in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, income trusts and other Energy Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Energy Companies. It will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

6.	Agreements and Affiliations

A. Administration Agreement — The Fund has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Fund. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B. Investment Management Agreement — The Fund has entered into an investment management agreement with KAFA under which the Adviser, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, the Adviser receives a management fee from the Fund. On June 15, 2010, the Fund renewed its agreement with the Adviser for a period of one year. The agreement may be renewed annually upon the approval of the Fund’s Board of Directors.

For the three months ended February 28, 2011, the Fund paid management fees at an annual rate of 1.25% of average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of debt and preferred stock, minus the sum of the Fund’s accrued and unpaid dividends/distributions on any outstanding common stock and accrued and unpaid dividends/distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any debt issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

C. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would “control” a portfolio company if the Fund owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there is significant ambiguity in the application of existing Securities and Exchange Commission (“SEC”) staff interpretations of the term “voting security” to complex structures such as limited

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

partnership interests of the kind in which the Fund invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Fund does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Fund has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Fund believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“PAA GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own units of PAA GP. The Fund believes that it is an affiliate of PAA under the 1940 Act by virtue of (i) various affiliated Kayne Anderson funds’ ownership interests in the PAA GP and (ii) Mr. Sinnott’s participation on the board of PAA GP. PAA Natural Gas Storage, L.P. (“PNG”) is an affiliate of PAA and PAA GP. PAA owns 62% of PNG’s limited partner units and owns PNG’s general partner. The Fund does not believe it is an affiliate of PNG based on the current facts and circumstances.

7.	Restricted Securities

From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

At February 28, 2011, the Fund held the following restricted investments:

				Number of
				Units,				Percent	Percent
		Acquisition	Type of	Principal ($)	Cost	Fair	Fair Value	of Net	of Total
Investment	Security	Date	Restriction	(in 000s)	Basis	Value	per Unit	Assets	Assets

Level 3 Investments(1)
Buckeye Partners, L.P.	Class B Units	1/18/11	(2)	89	$5,000	$4,984	$55.85	0.5%	0.3%
PAA Natural Gas Storage, L.P.	Common Units	2/8/11	(2)	234	4,950	5,307	22.72	0.5	0.4

Total					$9,950	$10,291		1.0%	0.7%

Level 2 Investments(3)
Basic Energy Services, Inc.	Senior Notes	2/3/11	(2)	$1,750	$1,750	$1,816	n/a	0.2%	0.1%
Carrizo Oil & Gas, Inc.	Senior Notes	(4)	(2)	17,200	17,240	18,275	n/a	1.8	1.3
Chaparral Energy, Inc.	Senior Notes	2/7/11	(2)	3,250	3,250	3,307	n/a	0.3	0.2
Crestwood Holdings Partners, LLC	Secured Term Loan	(4)	(5)	17,223	16,927	17,826	n/a	1.8	1.2
Foresight Energy LLC	Senior Notes	(4)	(5)	21,000	21,396	22,575	n/a	2.2	1.6
Hilcorp Energy Company	Senior Notes	10/7/10	(5)	5,000	5,000	5,275	n/a	0.5	0.4
Navios Maritime Holdings Inc.	Senior Notes	1/13/11,	(2)	10,000	10,007	10,000	n/a	1.0	0.7
		1/20/11
Oasis Petroleum Inc.	Senior Notes	1/28/11	(2)	4,000	4,000	4,060	n/a	0.4	0.3
Paramount Resources Ltd.	Senior Notes	11/30/10	(2)	(6)	7,306	8,029	n/a	0.8	0.6
Southern Pacific Resource Corp.	Secured Term Loan	(4)	(2)	8,000	8,017	8,160	n/a	0.8	0.6

Total					$94,893	$99,323		9.8%	7.0%

Total of all restricted securities					$104,843	$109,614		10.8%	7.7%

(1)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies.

(2)	Unregistered security of a public company.

(3)	These securities have a fair market value determined by the mean of the bid and ask prices provided by a syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(4)	Security was acquired at various dates during the fiscal year ended November 30, 2010 or the quarter ended February 28, 2011.

(5)	Unregistered security of a private company.

(6)	Principal amount is 7,500 Canadian dollars.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

Transactions in option contracts for the three months ended February 28, 2011 were as follows:

	Number of
	Contracts	Premium

Call Options Written
Options outstanding at beginning of period	4,261	$579
Options written	35,123	3,710
Options subsequently repurchased(1)	(15,287)	(1,557)
Options exercised	(7,978)	(1,096)
Options expired	(1,121)	(149)

Options outstanding at end of period	14,998	$1,487

(1)	The price at which the Fund subsequently repurchased the options was $478, which resulted in net realized gains of $1,079.

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as		Fair Value as of
Hedging Instruments	Statement of Assets and Liabilities Location	February 28, 2011

Call options	Call option contracts written	$(1,829)

The following table sets forth the effect of the Fund’s derivative instruments on the Statement of Operations:

For the Three Months
Ended February 28, 2011
Net Change in
		Net Realized	Unrealized
	Location of Gains on	Gains/(Losses) on	Gains/(Losses) on
	Derivatives	Derivatives	Derivatives
Derivatives Not Accounted for as	Recognized in	Recognized in	Recognized in
Hedging Instruments	Income	Income	Income

Call options	Options	$1,231	$(398)

9.	Investment Transactions

For the three months ended February 28, 2011, the Fund purchased and sold securities in the amounts of $383,275 and $368,016 (excluding short-term investments and options), respectively.

10.	Revolving Credit Facility

The Fund has a three-year $80,000 unsecured revolving credit facility maturing on June 11, 2013 (the “Credit Facility”) with a syndicate of lenders. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 3.00%, depending on the Fund’s asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to one-month LIBOR plus 1.75%, based on current asset coverage ratios. The Fund will pay a fee of 0.40% on any unused amounts of the Credit Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

For the three months ended February 28, 2011, the average amount outstanding under the Credit Facility was $50,433 with a weighted average interest rate of 2.20%. As of February 28, 2011, the Fund had $69,000 outstanding on the Credit Facility at an interest rate of 2.02%.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

11.	Senior Notes

At February 28, 2011, the Fund had $250,000 aggregate principal amount of senior unsecured fixed and floating rate notes (the “Senior Notes”) outstanding, the key terms of which are described below.

	Principal	Estimated Fair
	Outstanding,	Value,
	February 28,	February 28,	Fixed/Floating
Series	2011	2011	Interest Rate	Maturity

A	$9,000	$9,200	5.65%	8/13/11
B	28,000	29,500	5.90%	8/13/12
C	128,000	138,800	6.06%	8/13/13
D	58,000	60,000	4.15%	3/5/15
E	27,000	27,100	3-month LIBOR + 155 bps	3/5/15

	$250,000	$264,600

Holders of the fixed rate Senior Notes (Series A, Series B, Series C and Series D) are entitled to receive cash interest payments semi-annually (on August 13 and February 13) at the fixed rate. Holders of the floating rate Senior Notes (Series E) are entitled to receive cash interest payments quarterly (on February 13, May 13, August 13 and November 13) at the floating rate equal to 3-month LIBOR plus 1.55%.

During the three months ended February 28, 2011, the average principal balance outstanding was $250,000 with a weighted average interest rate of 5.13%.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Senior Notes, the Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Fund. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The Senior Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At February 28, 2011, the Fund was in compliance with all covenants under the agreements of the Senior Notes.

12.	Preferred Stock

The Fund has 3,600,000 shares of Series A mandatory redeemable preferred stock (“MRPS”) with a total liquidation value of $90,000 that were issued to institutional investors through a private placement. The mandatory redeemable preferred stock has a seven-year term with a mandatory redemption date of March 4, 2017 and has a liquidation value of $25.00 per share. The estimated fair value of the mandatory redeemable preferred stock as of February 28, 2011 was $88,900.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

Holders of the mandatory redeemable preferred stock are entitled to receive cumulative cash distribution payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30) at a fixed rate of 5.48% per annum. If the rating provided by FitchRatings falls below A (or the equivalent rating of another nationally recognized agency), the annual distribution rate on the mandatory redeemable preferred stock will increase between 0.5% and 4.0%, depending on the rating. The annual distribution rate will increase by 4.0% if no ratings are maintained, and the dividend rate will increase by 5.0% if the Fund fails to make quarterly distribution or certain other payments.

The mandatory redeemable preferred stock ranks senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Fund and is also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Fund.

At February 28, 2011, the Fund was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

13.	Common Stock

The Fund has 196,379,000 shares of common stock authorized. Of the 34,616,582 shares of common stock outstanding at February 28, 2011, KACALP owned 4,000 shares. Transactions in common shares for the three months ended February 28, 2011 were as follows:

Shares outstanding at November 30, 2010	34,492,182
Shares issued through reinvestment of distributions	124,400

Shares outstanding at February 28, 2011	34,616,582

14.	Subsequent Events

On March 22, 2011, the Fund declared its quarterly distribution of $0.48 per common share for the period December 1, 2010 through February 28, 2011, for a total quarterly distribution payment of $16,616. The distribution was paid on April 15, 2011 to stockholders of record on April 5, 2011. Of this total, pursuant to the Fund’s dividend reinvestment plan, $3,413 was reinvested into the Fund through the issuance of 119,997 shares of common stock.

On April 27, 2011, the Fund reached a conditional agreement with institutional investors relating to a private placement of $60,000 of Senior Notes and $30,000 of MRPS. Net proceeds from such offerings will be used to repay borrowings under the Fund’s revolving credit facility, to make new portfolio investments and for general corporate purposes. Closing of the private placements is scheduled for mid May and is subject to investor due diligence, legal documentation and other standard closing conditions.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

The table below sets forth the key terms of the Senior Notes and the MRPS:

Security	Amount	Rate	Term

Senior Notes
Series F	$30,000	3-month LIBOR + 145 bps	5 years
Series G	20,000	3.71%	5 years
Series H	10,000	4.38%	7 years

Total	$60,000

Mandatory Redeemable Preferred Stock — Series B	$30,000	5.13%	7 years

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
William H. Shea, Jr.	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Chief Compliance Officer and Secretary
J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Executive Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC	Ultimus Fund Solutions, LLC
717 Texas Avenue, Suite 3100	350 Jericho Turnpike, Suite 206
Houston, TX 77002	Jericho, NY 11753

1800 Avenue of the Stars, Second Floor	Stock Transfer Agent and Registrar
Los Angeles, CA 90067	American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
JPMorgan Chase Bank, N.A.	PricewaterhouseCoopers LLP
14201 North Dallas Parkway, Second Floor	350 South Grand Avenue
Dallas, TX 75254	Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.